                                                               Exhibit (m)(i)(A)

                            FORM OF AMENDED EXHIBIT A
                             Dated November 30, 2002
                             to the Rule 12b-1 Plan

The Rule 12b-1 Plan is adopted by Fifth Third Funds with respect to the Class A Shares of the Series of the Trust set forth below (the "Applicable Funds"):

Class A Shares
--------------

Fifth Third Government Money Market Fund                   Fifth Third Michigan Municipal Money Market Fund
Fifth Third Prime Money Market Fund                        Fifth Third International GDP Fund
Fifth Third Municipal Money Market Fund                    Fifth Third Small Cap Growth Fund
Fifth Third Quality Growth Fund                            Fifth Third Equity Index Fund
Fifth Third Disciplined Large Cap Value Fund               Fifth Third Large Cap Core Fund
Fifth Third Balanced Fund                                  Fifth Third Short Term Bond Fund
Fifth Third Mid Cap Growth Fund                            Fifth Third Michigan Municipal Bond Fund
Fifth Third International Equity Fund                      Fifth Third Municipal Bond Fund
Fifth Third Technology Fund                                Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Intermediate Bond Fund                         Fifth Third Large Cap Opportunity Fund
Fifth Third Bond Fund                                      Fifth Third LifeModel Conservative Fund(SM)
Fifth Third U.S. Government Bond Fund                      Fifth Third LifeModel Moderately Conservative Fund(SM)
Fifth Third Intermediate Municipal Bond Fund               Fifth Third LifeModel Moderate Fund(SM)
Fifth Third Ohio Municipal Bond Fund                       Fifth Third LifeModel Moderately Aggressive Fund(SM)
Fifth Third Multi Cap Value Fund                           Fifth Third LifeModel Aggressive Fund(SM)
Fifth Third Micro Cap Value Fund                           Fifth Third Small Cap Value Fund


In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of up to 0.25% of the average aggregate net asset value of the Class A Shares of each Applicable Fund held during the month.

                                          FIFTH THIRD FUNDS

                                          By: __________________________________
                                          Title:

                            FORM OF AMENDED EXHIBIT B
                             Dated November 30, 2002
                             to the Rule 12b-1 Plan

The Rule 12b-1 Plan is adopted by Fifth Third Funds with respect to the Class C Shares of the Series of the Trust set forth below (the "Applicable Funds"):

Class C Shares
--------------

Fifth Third Quality Growth Fund                            Fifth Third International GDP Fund
Fifth Third Disciplined Large Cap Value Fund               Fifth Third Small Cap Growth Fund
Fifth Third Balanced Fund                                  Fifth Third Equity Index Fund
Fifth Third Mid Cap Growth Fund                            Fifth Third Large Cap Core Fund
Fifth Third International Equity Fund                      Fifth Third Short Term Bond Fund
Fifth Third Technology Fund                                Fifth Third Michigan Municipal Bond Fund
Fifth Third Intermediate Bond Fund                         Fifth Third Municipal Bond Fund
Fifth Third Bond Fund                                      Fifth Third Large Cap  Opportunity Fund
Fifth Third U.S. Government Bond Fund                      Fifth Third LifeModel Conservative Fund(SM)
Fifth Third Intermediate Municipal Bond Fund               Fifth Third LifeModel Moderately Conservative Fund(SM)
Fifth Third Ohio Municipal Bond Fund                       Fifth Third LifeModel Moderate Fund(SM)
Fifth Third Strategic Income Fund                          Fifth Third LifeModel Moderately Aggressive Fund(SM)
Fifth Third Multi Cap Value Fund                           Fifth Third LifeModel Aggressive Fund(SM)
Fifth Third Worldwide Fund                                 Fifth Third Prime Money Market Fund
Fifth Third Micro Cap Value Fund                           Fifth Third Small Cap Value Fund

In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of up to 0.75% of the average aggregate net asset value of the Class C Shares of each Applicable Fund held during the month.

                                          FIFTH THIRD FUNDS

                                          By: _________________________________
                                          Title:

                                     FORM OF
                                AMENDED EXHIBIT C
                             Dated November 30, 2002
                             to the Rule 12b-1 Plan

The Rule 12b-1 Plan is adopted by Fifth Third Funds with respect to the Advisor Shares of the Series of the Trust set forth below (the "Applicable Funds"):

Advisor Shares
--------------

Fifth Third Prime Money Market Fund                        Fifth Third Small Cap Growth Fund
Fifth Third Quality Growth Fund                            Fifth Third Equity Index Fund
Fifth Third Balanced Fund                                  Fifth Third Municipal Bond Fund
Fifth Third Mid Cap Growth Fund                            Fifth Third LifeModel Conservative Fund(SM)
Fifth Third Technology Fund                                Fifth Third LifeModel Moderately Conservative Fund(SM)
Fifth Third Bond Fund                                      Fifth Third LifeModel Moderate Fund(SM)
Fifth Third Strategic Income Fund                          Fifth Third LifeModel Moderately Aggressive Fund(SM)
Fifth Third Multi Cap Value Fund                           Fifth Third LifeModel Aggressive Fund(SM)
Fifth Third Worldwide Fund                                 Fifth Third Small Cap Value Fund
Fifth Third Micro Cap Value Fund                           Fifth Third Intermediate Bond Fund
Fifth Third Intermediate Municipal Bond Fund               Fifth Third Michigan Municipal Money Market Fund
Fifth Third International GDP Fund                         Fifth Third Large Cap Core Fund
Fifth Third Short Term Bond Fund                           Fifth Third Michigan Municipal Bond Fund

In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of up to 0.50% of the average aggregate net asset value of the Advisor Shares of each Applicable Fund held during the month.

                                          FIFTH THIRD FUNDS

                                          By: __________________________________
                                          Title:

                                     FORM OF
                                AMENDED EXHIBIT D
                             Dated November 30, 2002
                             to the Rule 12b-1 Plan

The Rule 12b-1 Plan is adopted by Fifth Third Funds with respect to the Service Shares of the Series of the Trust set forth below (the "Applicable Funds"):

Service Shares
--------------

Fifth Third U.S. Treasury Money Market Fund           Fifth Third Institutional Government Money Market Fund
Fifth Third Institutional Money Market Fund

In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of up to 0.25% of the average aggregate net asset value of the Service Shares of each Applicable Fund held during the month.

                                          FIFTH THIRD FUNDS

                                          By: __________________________________
                                          Title: